Exhibit 10.2

AMENDMENT N° 4

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment N° 4 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 29th day of April, 2011 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102—USA (“Purchaser”).

RECITALS

WHEREAS, Article 35.5(iii) of the Contact requires Contractor to provide Purchaser firm fixed pricing for the production and storage, as a kit, of key components, parts, assemblies and other materials necessary to manufacture and deliver additional Satellite(s) in accordance with the SOW (“Satellite Kitting”); and

WHEREAS, the Parties now desire to amend Article 35.5 and Exhibit D of the Contract in accordance with the terms and conditions as specified herein to incorporate firm fixed pricing for Satellite Kitting and, as applicable, Satellite completion;

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2: Article 35.5 of the Contract is hereby deleted and replaced in its entirety by the following:

“Purchaser may exercise CLIN 003a by providing written notice to Contractor for the production and storage, [***] in accordance with the SOW. If Purchaser exercises its Options under CLIN 002a or CLIN 002b, Delivery of any Satellite(s) thereunder for which [***] pursuant to an exercise by Purchaser of CLIN 003, shall be made within [***]. If Purchaser does not exercise CLIN 003a, Delivery of additional Satellite(s) under CLIN 002a or CLIN 002b shall be within [***]. All other terms not specified below relating to the performance of the Work associated with the Delivery of such additional Satellites shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 003a by providing written notice to Contractor no later than [***].

(ii)	Period of Performance. From the CLIN 003a option exercise date plus [***].

(iii)	Price.

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	[***] Price. The price for CLIN 003a is set forth in Table 35.5a below, and, if CLIN 003a is exercised by Customer, the applicable price (based on the quantity of [***] selected by Customer) shall become part of the Base Contract Price.

Table 35.5a

[***] Price [***]		[***] Price [***]		[***] Price [***]
US$ Share	€ Share	US$ Share	€ Share	US$ Share	€ Share
[***]	[***]	[***]	[***]	[***]	[***]

(b)	[***] Price. If Purchaser exercises its Option under CLIN 003a, the price for [***] pursuant to CLIN 002a or CLIN 002b is set forth in Table 35.5b below.

Table 35.5b

[***] Price
Year Ordered	[***] Price [***]		[***] Price [***]		[***] Price [***]
	US$ Share	€ Share	US$ Share	€ Share	US$ Share	€ Share
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

(c)	If Customer has exercised CLIN 003a and then exercises CLIN 002a or CLIN 002B, the resulting [***] price shall be the sum of the [***] Price and [***] Price for the applicable quantity [***] and will be paid by Customer to Contractor in lieu of the price for such quantity [***] set forth in Table 35.1 or 35.2 as the case may be.

Example of [***]:

(1)	[***] price for [***] = [***] plus [***]
(2)	[***] price for [***] plus [***]
(3)	[***] price for [***] will be the sum of (1) and (2) = [***] plus [***]
(4)	The [***] price in (3) replaces the [***] price applicable to [***] exercised under CLIN 002B = [***] plus [***].

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	Payment. Milestone Payments for any [***] ordered under CLIN 003a shall be [***], and as appropriate, integrated into and made part of Exhibit D, Payment Plan.

“(v)	[***]. If Purchaser exercises CLIN 003a, Contractor shall deliver to Purchaser the [***] set forth in Table 35.5c below.

Table 35.5c

Deliverable	Description	Delivery Date
[***]	[***]	[***]
[***]	[***]	[***]

Article 3: Exhibit D, [***] Payment Plans, is hereby modified to add the following payment plans for CLIN 003a and CLIN 003b.

CLIN 003a

M/S No.	Title	Planned Date	%
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CLIN 003b

M/S No.	Title	Planned Date	%
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Article 4: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 5: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ Christian O’Connor	/s/ Nathalie Smirnov
Christian O’Connor	Nathalie Smirnov
VP, Deputy General Counsel	Vice-President Telecom Payloads & Systems

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4